SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                            FORM 8-K


              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                         JULY 10, 2000


           DELTA PETROLEUM CORPORATION
     (Exact name of registrant as specified in its charter)



       Colorado                 0-16203             84-1060803
     (State  of               Commission        (I.R.S. Employer
    Incorporation)             File No.         Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                           80202
 (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (303)  293-9133


ITEM 2.   ACQUISITION OF ASSETS

    On July 10, 2000, Delta Petroleum Corporation ("Delta" or the "Company") and its assignee (see below) paid $7,490,000 to Whiting Petroleum Corporation ("Whiting") under a purchase and sale agreement dated June 1, 2000 ("Purchase and Sale Agreement"). A copy of the
Purchase  and Sale Agreement is attached as Exhibit 10.1.   Under  the
Purchase and Sale Agreement, Delta is acquiring interests in producing wells and acreage located in the Eland and Stadium fields in Stark County, North Dakota. The July 10, 2000 payment resulted in the acquisition by Delta and its assignee of 67% of the ownership interest in each property to be acquired under the Purchase and Sale Agreement. A payment of $3,690,000, less net production revenues accrued from February 1, 2000, is due September 29, 2000 to purchase the remaining ownership interest in each property.

           As part of a financing arrangement, Delta agreed to assign 50% of its rights under the Purchase and Sale Agreement to Sovereign Holdings, LLC ("Sovereign"). Sovereign agreed to pay 50% of the cash portion of the purchase price and assumed and agreed to perform 50% of the obligations of Delta under the Purchase and Sale Agreement on and after the assignment date. Hexagon Investments, LLC, ("Hexagon"), an affiliate of Sovereign, loaned Delta $3,795,000 to cover Delta's portion of the July 10, 2000 payment for its 50% of the properties under the Purchase and Sale Agreement plus a loan origination fee. To induce Hexagon to make the loan to Delta, Aleron H. Larson, Jr., Delta's Chairman and CEO, and Roger A. Parker, Delta's President, agreed to personally guarantee the repayment of the Hexagon loan. The financing arrangement was evidenced by the following documents dated July 10, 2000, copies of which are incorporated herein as Exhibit 10.2: Partial Assignment of Contract; Collateral Assignment of Purchase and Sale Agreement; Letter Agreement re: loan; Estoppel Certificate and Agreement; Promissory Note; and Guarantee Agreement.

ITEM 5.   OTHER EVENTS

A. On June 30, 2000, the Company completed the sale of 258,621 shares of its restricted common stock in a private offshore transaction to Bank Leu, AG of Zurich, Switzerland for $750,000 U.S. under SEC Regulation S. A fee of $75,000 was paid to an unaffiliated individual, non-U.S. citizen, as consideration for his efforts and consultation related to the transaction. In addition options to purchase 100,000 shares of Delta common stock at $2.50 per share and 100,000 shares at $3.00 per share for one year were issued to Pegasus Finance Limited, an affiliate of Globemedia A.G., as consideration for its efforts and consultation related to the transaction. A copy of the Investment Representation Agreement is incorporated herein as
Exhibit 99.1.

B.    Pursuant to a preliminary agreement dated June 10, 2000, on July
21, 2000, Delta and Swartz Private Equity, LLC ("Swartz") entered into a definitive agreement entitled "Investment Agreement" whereby Swartz has given a firm commitment to allow Delta to issue to Swartz up to a total of $20,000,000 of its common stock over three years from time to time as often  as monthly in amounts based upon certain market conditions  and at  prices based upon market prices for Delta common stock at the time
of   issuance.   Copies  of  the  Investment  Agreement  and   related
agreements  are incorporated herein as Exhibit 99.2.  As consideration
Swartz  has  received  certain warrants  and  may  receive  additional warrants to purchase Delta common stock as described in the copies  of
the agreements and documents contained in Exhibit 99.2.   A warrant to
purchase  150,000 shares of Delta common stock at $3.00 per share  for
five   years   was   issued  to an unaffiliated company as consideration
for  its  efforts  and  consultation  related  to potential financing
alternatives and this transaction. Proceeds  will  be  used  for   property
acquisitions, debt reduction and working capital.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      Proforma financial information and any exhibits required will be filed by amendment to this Form 8-K within 60 days.

     10.1 Purchase and Sale Agreement dated June 1, 2000 between Whiting Petroleum Corporation and Delta Petroleum Corporation.

     10.2 Documents and Agreements dated July 10, 2000 between Delta Petroleum Corporation and Hexagon Investments, Inc. and/or Sovereign Holdings, LLC related to financing arrangements:

               -Partial Assignment of Contract;
               -Collateral Assignment of Purchase and Sale Agreement; -Letter Agreement re: loan;
               -Estoppel Certificate and Agreement;
               -Promissory Note;
               -Guarantee Agreement

     99.1 Investment Representation Agreement between Bank Leu, A.G. and Delta Petroleum Corporation dated June 30, 2000.

     99.2 Investment Agreement dated July 21, 2000 between Delta Petroleum Corporation and Swartz Private Equity, LLC and related agreements.

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)

Date:  July 24, 2000              By:s/Aleron H. Larson, Jr.
                                       Aleron H. Larson, Jr.
                                        Chairman/C.E.O.


                          INDEX TO EXHIBITS

(1)  Underwriting Agreement.  Not applicable.

(2) Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession. Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4) Instruments Defining the Rights of Security Holders, including Indentures. Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

     10.1 Purchase and Sale Agreement dated June 1, 2000 between Whiting Petroleum Corporation and Delta Petroleum Corporation.

     10.2 Documents and Agreements dated July 10, 2000 between Delta Petroleum Corporation and Hexagon Investments, LLC and/or Sovereign Holdings, LLC related to financing arrangements:

               -Partial Assignment of Contract;
               -Collateral Assignment of Purchase and Sale Agreement; -Letter Agreement re: loan;
               -Estoppel Certificate and Agreement;
               -Promissory Note;
               -Guarantee Agreement

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other Documents or Statements to Security Holders.
     Not applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22) Published Report Regarding Matters Submitted to Vote of Security Holders. Not Applicable.

(23) Consents of Experts and Counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits.

     99.1 Investment Representation Agreement between Bank Leu, A.G. and Delta Petroleum Corporation dated June 30, 2000.

     99.2 Investment Agreement dated July 21, 2000 between Delta Petroleum Corporation and Swartz Private Equity, LLC and related agreements.